U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

March 9, 2004

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

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Item 2. Acquisition or Disposition of Assets.

On March 9, 2004, the Company entered into a Stock Acquisition Agreement, and Addendum, with Fil Filipov to acquire 51% of the capital stock of Filco GmbH, a German company. The agreement and addendum are attached hereto as Exhibit 10(viii).

Item 7. Exhibits.

    Exhibit Number                Description

      10(viii)              Stock Acquisition Agreement dated March 9, 2004 by and between Airtrax, Inc., and Fil Filipov and Addendum dated March 9 by and between Airtrax, Inc. and Fil Filipov.

        99.1                 Press release of March 9, 2004

Item 9. Regulation FD Disclosure.

The Company expects to issue on March 9, 2004 a press release, the form of which is attached as Exhibit 99.1 hereto.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       March 9, 2004

/s/ Peter Amico

Peter Amico

President

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EXHIBIT 99.1

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